Lincoln Benefit Life Company

Lincoln Benefit Life Variable Life Account

Supplement, dated September 26, 2008, to

the Investor’s Select Variable Universal Life Prospectus;

the Consultant Variable Universal Life Prospectus;

the Consultant SL Variable Universal Life Prospectus;

the Consultant Protector Variable Universal Life Prospectus; and

the Consultant Accumulator Variable Universal Life Prospectus

This supplement amends certain disclosure contained in the above-referenced prospectus for certain variable life contracts issued by Lincoln Benefit Life Company.

We have recently received notice that the Board of Trustees of Premier VIT approved the following fund name change, effective September 10, 2008:

•	The name of the Premier VIT OpCap Small Cap Portfolio will be changed to the Premier VIT NACM Small Cap Portfolio.

Due to this name change, the corresponding Premier VIT OpCap Small Cap Sub-Account will be changed to the Premier VIT NACM Small Cap Sub-Account, effective September 10, 2008.

The name change does not in any way affect the investment objective of the Portfolio. For complete information about each Portfolio, including the manner in which the investment advisor manages the Portfolio, expenses and risks associated with the Portfolio, please refer to the relevant prospectus for the Portfolio.

Please keep this supplement for future reference together with your prospectus.